Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TECOGEN INC. 76 TREBLE COVE ROAD BUILDING 1 NORTH BILLERICA, MA 01862 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You may also attend the meeting in person and vote your shares at the meeting. For Against Abstain TECOGEN INC. Please indicate if you plan to attend this meeting. 1. To elect seven (7) directors to the Board of Directors of the Company to hold office until the 2026 Annual Meeting or until their successors are duly elected and qualified: The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1. The Board of Directors recommends a vote FOR the following proposal 2. 2. To ratify the selection of the firm of Wolf and Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No V72350-TBD ! ! ! 01) John M. Albertine 02) Angelina M. Galiteva 03) Ahmed F. Ghoniem 04) John N. Hatsopoulos 05) Susan F. Hirsch 06) Earl Ray Lewis III 07) Abinand Rangesh For All Withhold All For All Except ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. !! SCAN TO VIEW MATERIALS & VOTEw

V72351-TBD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. TECOGEN INC. Annual Meeting of Stockholders June 10, 2025 at 1:00 p.m. This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints John K. Whiting, IV, and Roger Deschenes or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to represent and vote all of the common stock of Tecogen Inc. which the undersigned has the full power to vote at the Annual Meeting of Stockholders of Tecogen Inc. to be held at the Corporate Headquarters of Tecogen Inc. at 76 Treble Cove Road, Building 1, North Billerica, Massachusetts 01862, on Tuesday, June 10, 2025 at 1:00 p.m. (local time), and at any adjournment or postponement thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter as designated on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this proxy. Unless otherwise specified by the undersigned, this proxy will be voted FOR ALL NOMINEES on Proposal 1, and FOR Proposal 2 and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof. (Continued, and to be marked, dated and signed, on the other side)